UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34416 (Commission File Number)	27-0186273 (IRS Employer Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 224-7442

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 12, 2014, PennyMac Mortgage Investment Trust (the “Company”), PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (the “Agent”) to sell from time to time, through an “at the market” equity offering program under which the Agent will act as sales agent and/or principal, the Company’s common shares of beneficial interest, par value $0.01 per share, having an aggregate offering price of up to $200,000,000 (the “Shares”), including common shares offered pursuant to the Company’s prospectus supplement dated August 7, 2012 (the “Prior Prospectus Supplement”).

Subject to the terms and conditions of the Equity Distribution Agreement, the Agent will use its commercially reasonable efforts consistent with its normal trading and sales practice to sell the Shares as directed by the Company.  The sales, if any, of the Shares made under the Equity Distribution Agreement may be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange or, with the written consent of the Company, in privately negotiated transactions.

The Equity Distribution Agreement provides that the Agent will be entitled to a commission for its service that will not exceed, but may be lower than, 2.0% of the gross sales price of the Shares sold through it as sales agent pursuant to the Equity Distribution Agreement.  Under the terms of the Equity Distribution Agreement, the Company may also sell Shares to the Agent as principal at prices agreed upon at the time of sale.  The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement, and may at any time suspend solicitation and offers under the Equity Distribution Agreement.

As of the date hereof, the Company has sold Shares having an aggregate offering price of $2,541,337.50 pursuant to the Prior Prospectus Supplement which were issued under the Company’s effective shelf registration statement on Form S-3 (File No. 333-182261) (the “Registration Statement”), leaving up to $197,458,662.50 of Shares available for offer and sale pursuant to the Equity Distribution Agreement.  Such available Shares, if any, will also be issued under the Registration Statement.  The Company filed a prospectus supplement, dated February 12, 2014, to the prospectus, dated June 21, 2012, with the Securities and Exchange Commission in connection with the offer and sale of the Shares (superseding the Prior Prospectus Supplement).

A copy of the Equity Distribution Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated February 12, 2014, among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P., PNMAC Capital Management, LLC and JMP Securities LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2014	PENNYMAC MORTGAGE INVESTMENT TRUST

	By:	/s/ Anne D. McCallion
	Name:	Anne D. McCallion
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated February 12, 2014, among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P., PNMAC Capital Management, LLC and JMP Securities LLC